First Internet Bancorp Investor Presentation Third Quarter 2017 Exhibit 99.1

Forward Looking Statement This presentation may contain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance or business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Factors that may cause such differences include: failures of or interruptions in the communications and information systems on which we rely to conduct our business; our plans to grow our commercial real estate, commercial and industrial, healthcare finance, and public finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the SEC. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. 2

Non-GAAP Financial Measures 3 This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, return on average tangible common equity, tangible common equity to tangible assets, pre-tax, pre-provision earnings, net interest income-FTE and net interest margin-FTE are used by the Company’s management to measure the strength of its capital and its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures provide a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.”

Performance Summary 4 Strong balance sheet growth has driven increased earnings and overall growth in tangible book value per share 1 1Q17, 2Q17 and 3Q17 amount reflects full impact of offering of 945,000 shares of common stock in December 2016 2 See Reconciliation of Non-GAAP Financial Measures Diluted Earnings Per Share1 Pre-Tax, Pre-Provision Earnings2 Tangible Book Value Per Share2 Total Assets Total Loans Total Deposits $0.50 $0.53 $0.57 $0.55 $0.64 $0.43 $0.61 $0.71 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 $4,219 $4,676 $5,179 $6,823 $5,637 $4,890 $6,787 $7,925 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Dollars in thousands $1,270 $1,528 $1,702 $1,824 $1,854 $2,053 $2,381 $2,633 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Dollars in millions $954 $1,041 $1,112 $1,199 $1,251 $1,433 $1,698 $1,868 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Dollars in millions $22.24 $22.93 $23.67 $23.94 $23.04 $23.52 $24.43 $25.70 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 $956 $1,243 $1,389 $1,494 $1,463 $1,557 $1,732 $1,997 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Dollars in millions

Third Quarter 2017 Highlights  Record quarterly diluted EPS of $0.71, up 16% over 2Q17 and 29% over 3Q16  Record quarterly net income of $4.9 million, up 22% over 2Q17 and 58% over 3Q16  Quarterly net interest income of $14.2 million, up 9% over 2Q17 and 37% over 3Q16  Total quarterly loan growth of $170.1 million, or 10%  Total year-over-year loan growth of $669.6 million, or 56%  Total quarterly asset growth of $252.2 million, or 11%  Total year-over-year asset growth of $809.2 million, or 44%  Completed first sale of portfolio mortgage loans and in process of executing first sale of single tenant lease financing loans 5

Corporate Overview Corporate Summary  First Internet Bank launched in 1999  First state-chartered FDIC-insured Internet bank  Headquartered in Fishers, IN with an office in Tempe, AZ  Industry pioneer in branchless delivery of consumer and commercial banking services  Nationwide deposit and lending footprint  Experienced management team  Strong balance sheet and earnings growth 6 3Q17 Financial Information  Total assets $2.6 billion  Total loans $1.9 billion  Total deposits $2.0 billion  TCE / tangible assets 1 8.22%  NPLs / total loans 0.14%  ROAA 0.78%  ROATCE 1 11.51%  Market capitalization 2 $328.9 million  Dividend yield 2 0.6%  NASDAQ Global Select Market INBK 1 See Reconciliation of Non-GAAP Financial Measures 2 Market valuation data as of October 27, 2017

Differentiated Business Model  Nationwide consumer banking provider  Proven online / mobile retail deposit platform using scalable technology backed by exceptional customer service  Low cost delivery channel creates customer value through competitive rates and low fees  Commercial banking franchise focused on select local and national markets 7  National, award-winning online direct-to-consumer mortgage banking platform  National, niche consumer lending segments with solid yields and asset quality Asset class and geographic diversity provides ability to generate top tier balance sheet and revenue growth funded by a loyal, efficient and growing deposit base Local National  C&I – Central Indiana  C&I – Arizona  Investor CRE – Central Indiana  Construction – Central Indiana  Single tenant lease financing  Public finance  Healthcare finance (via relationship with Lendeavor)

Components of a Diversified Growth Engine 8 Contribution to Total 3Q16 Loan Growth of $87 Million Contribution to Total 3Q17 Loan Growth of $170 Million 2017: Balanced Growth – Reduced CRE Concentration – High Credit Quality 80% 24% -2% -2% Single Tenant Lease Consumer C&I/Other CRE Mortgage/Home Equity 1 2 1 Decline is net of sale of $26.4 million of portfolio mortgages sold during 3Q17 2 Growth is net of $26.3 million of loans transferred to loans held-for-sale in anticipation of 4Q17 sale transaction 53% 21% 15% 7% 6% -2% Public Finance Single Tenant Lease C&I/Other CRE Consumer Healthcare Finance Mortgage/Home Equity

Strategic Objectives  Drive revenue growth and positive operating leverage  Achieve consistent strong profitability  Deploy capital in an accretive manner focused on building shareholder value  Capitalize on consumer trends by capturing greater deposit market share among digital banking adopters  Maintain strong asset quality and focus on disciplined risk management  Expand asset generation channels to supplement growth and increase profitability  Continue investing in technology to remain a digital banking leader and increase efficiency 9

10 Corporate Recognition First Internet Bank has been recognized for its innovation and is consistently ranked among the best banks to work for, enhancing its ability to attract and retain top-level talent  Top Rated Online Business Bank in 2017 – Advisory HQ  TechPoint 2016 Mira Award “Tech-enabled Company of the Year”  Top 10 finalist – 2016 Indiana Public Company of the year presented by the CFA Society and FEI  Magnify Money ranked #1 amongst 2016 Best Banking Apps (Banker’s “Online Direct Banks”)  American Banker’s “Best Banks to Work For”  2017  2016  2015  2014  2013  “Top Workplaces in Indianapolis” The Indianapolis Star  2017 (#2 on the list)  2016  2015  2014  “Best Places to Work in Indiana”  2017  2016  2013  Mortgage Technology 2013 awarded top honors in the Online Mortgage Originator category

Consistent Balance Sheet Growth 11 Execution of the business strategy has driven consistent and sustainable balance sheet growth CAGR: 34.9% CAGR: 41.6% CAGR: 32.2% CAGR: 31.1% Total Assets Total Loans Total Deposits Shareholders' Equity $636 $802 $971 $1,270 $1,854 $2,633 2012 2013 2014 2015 2016 3Q17 Dollars in millions $358 $501 $732 $954 $1,251 $1,868 2012 2013 2014 2015 2016 3Q17 Dollars in millions $531 $673 $759 $956 $1,463 $1,997 2012 2013 2014 2015 2016 3Q17 Dollars in millions $61 $91 $97 $104 $154 $221 2012 2013 2014 2015 2016 3Q17 Dollars in millions

Five Year Balance Sheet Growth  Five year balance sheet growth rates far exceed the median rates for similar institutions  INBK growth over this period has been primarily organic as opposed to through acquisitions 12 Source: Company data and SNL Financial; financial data as of September 29, 2017; peer data represents median value of component companies. SNL Small Cap US Banks represent publicly traded small cap banks with a market capitalization of less between $250 million and $1 billion; peer data based on index components as of September 30, 2017. Five Year Total Asset Growth Five Year Total Loan Growth Five Year Total Deposit Growth 426% 95% INBK SNL Small Cap US Banks 282% 63% INBK SNL Small Cap US Banks 320% 63% INBK SNL Small Cap US Banks

Earnings and Profitability 13 The Company remains focused on driving earnings growth and improving profitability 1 See Reconciliation of Non-GAAP Financial Measures Net Income Net Interest Margin - FTE1 Return on Average Assets Return on Average Tangible Common Equity1 $2,278 $2,432 $2,834 $3,098 $3,710 $2,832 $4,001 $4,895 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Dollars in thousands 2.87% 2.80% 2.43% 2.47% 2.48% 2.57% 2.53% 2.52% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 0.74% 0.72% 0.71% 0.71% 0.81% 0.60% 0.73% 0.78% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 9.14% 9.63% 10.07% 9.41% 11.24% 7.65% 10.25% 11.51% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17

Increasing Economies of Scale 14 Scalable, technology-driven model delivers increasing efficiency and is a key component driving improved operating leverage Net Interest Income Noninterest Expense / Average Assets Efficiency Ratio Total Assets Per FTE 2.11% 2.08% 1.98% 1.93% 1.77% 1.85% 1.63% 1.50% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 60.6% 60.0% 60.3% 55.9% 59.1% 64.0% 56.8% 54.2% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 $8.4 $9.4 $9.6 $9.5 $9.7 $10.3 $12.1 $12.9 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Dollars in millions $8,568 $9,141 $9,306 $10,338 $10,904 $11,457 $12,974 $14,191 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Dollars in thousands

Loan Portfolio Overview



Commercial and industrial [1]
Commercial real estate
Single tenant lease financing
Healthcare finance
Public finance
Residential mortgage/HE/HELOCs
Consumer
2014: 15% 7% 26% 38% 14%
2015: 15% 7% 39% 27% 12%
3Q16: 13% 6% 48% 20% 13%
4Q16: 13% 5% 49% 19% 14%
1Q17: 11% 4% 47% 5% 20% 13%
2Q17: 11% 3% 44% 11% 19% 12%
3Q17: 11% 3% 42% 1% 14% 17% 12%

Dollars in thousands	2014	2015	3Q16	4Q16	1Q17	2Q17	3Q17
Commercial loans							
Commercial and industrial	$ 77,232	$ 102,000	$ 107,250	$ 102,437	$ 97,487	$ 107,569	$ 122,587
Owner-occupied commercial real estate	34,295	44,462	45,540	57,668	62,887	66,952	75,986
Investor commercial real estate	22,069	16,184	12,752	13,181	8,510	10,062	7,430
Construction	24,883	45,898	56,391	53,291	49,618	45,931	50,367
Single tenant lease financing	192,608	374,344	571,972	606,568	665,382	747,790	783,918
Public finance	-	-	-	-	77,995	179,873	269,347
Healthcare finance	-	-	-	-	-	2,810	12,363
Total commercial loans	351,087	582,888	793,905	833,145	961,879	1,160,987	1,321,998
Consumer loans							
Residential mortgage	220,612	214,559	200,889	205,554	246,014	292,997	291,382
Home equity	58,434	43,279	37,849	35,036	34,925	33,312	31,236
Trailers	63,288	67,326	78,419	81,186	86,692	94,036	97,811
Recreational vehicles	30,605	38,597	49,275	52,350	57,234	63,514	66,619
Other consumer loans	3,201	2,389	35,464	39,913	44,265	51,052	56,490
Total consumer loans	376,140	366,150	401,896	414,039	469,130	534,911	543,538
Net def. loan fees, prem. and disc.	5,199	4,821	3,131	3,605	2,181	2,523	2,951
Total loans	$ 732,426	$ 953,859	$ 1,198,932	$ 1,250,789	$ 1,433,190	$ 1,698,421	$ 1,868,487

[1] Includes commercial and industrial and owner-occupied commercial real estate balances

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FIRST INTERNET BANCORP

Commercial Real Estate Single tenant lease financing overview:  Long term lease financing of single tenant properties occupied by financially strong lessees  Originations / commitments over the past twelve months exceeded $276 million  Nationwide platform provides ability to capitalize on national correspondent network  Expertise in asset class with streamlined execution and credit process  Strong historic credit performance  Average portfolio LTV of approximately 52% 16 Commercial real estate balances increased $200.6 million, or 31.3%, since 3Q16 Single Tenant Lease Financing Portfolio Diversity As of % of Dollars in millions September 30, 2017 total Single tenant lease financing $783.9 93.1% Construction 50.4 6.0% Investor commercial real estate 7.4 0.9% Total commercial real estate $841.7 100.0% 8.5% 8.3% 7.3% 4.2% 4.1% 67.6% Walgreen's Red Lobster CVS Rite Aid Burger King All others 17.3% 7.5% 7.0% 6.3% 6.2% 55.7% Texas Florida Georgia North Carolina California All others

Commercial and Industrial Commercial and industrial overview:  Originations / commitments over the past twelve months exceeded $112 million  Primarily serves the borrowing and treasury management needs of small and middle- market businesses  Seasoned banking team leverages market knowledge and experience to serve clients in a relationship-based approach  Business line built organically, adding select personnel with specialized product or market expertise  Indiana team focuses on central Indiana and ancillary Midwestern markets  Added to Arizona team to further enhance origination efforts  Strong credit performance to date 17 Commercial and industrial balances increased $45.8 million, or 30.0%, since 3Q16 Commercial & Industrial Balances $55.2 $77.2 $102.0 $102.4 $122.6 $18.1 $34.3 $44.5 $57.7 $76.0 2013 2014 2015 2016 3Q17 Commercial and industrial Owner-occupied CRE Dollars in millions $73.3 $111.5 $146.5 $198.6 $160.1 As of % of Dollars in millions September 30, 2017 total Commercial and industrial $122.6 61.7% Owner-occupied CRE 76.0 38.3% Total commercial and ind. $198.6 100.0%

Public Finance

Public finance originations during 2017 have totaled $273.3 million year-to-date



Public Finance Balances
Dollars in millions
$78.0
$179.9
$269.3
1Q17
2Q17
3Q17

Public finance overview:

- Launched in January 2017
- Provides a range of credit solutions for government and not-for-profit entities
- Borrowers' needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing
- Initial efforts have focused on borrowers in Indiana and contiguous states
- Recent team additions will strengthen efforts in equipment and energy finance and build out nationwide platform

Portfolio Composition



32.4%
12.5%
15.7%
3.4%
6.7%
10.3%
3.4%
9.3%
6.3%
General Obligation/G.O. Equivalent
Lease rental revenue
Water & sewer revenue
Income Tax supported loans
Public higher education facilities
Essential use equipment loans
Short term financing (BAN)
Tax Incremental Financing (TIF) districts
Gaming revenues

Borrower Credit Rating



44.8%
25.4%
7.0%
9.5%
13.3%
AA+/Aa1
A+/A1
A/A2
BBB+/Baa1
NR

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FIRST INTERNET BANCORP

Healthcare Finance Healthcare finance overview:  Launched in second quarter 2017  Strategic partnership with San Francisco – based Lendeavor  Currently focused on dental and veterinary practices  Borrowers’ needs include practice finance or acquisition, acquiring or refinancing owner-occupied commercial real estate and equipment purchases  Initial efforts have primarily focused on west coast with plans to expand nationwide 19 Healthcare finance originations during 2017 have totaled $12.6 million year-to-date Portfolio Composition Healthcare Finance Balances $2.8 $12.4 2Q17 3Q17 Dollars in millions 64.4% 11.1% 9.7% 14.8% California Tennessee Ohio Other 91.6% 8.4% Practice Refinance or Acquisition Equipment

Residential Mortgage 20 Last 12 Months of Mortgage Originations – Regional Distribution  Award-winning national online origination platform  Highly efficient application and underwriting process  Sales and marketing efforts re-focused on purchase mortgage business  Full range of residential mortgage and home equity products  Central-Indiana based construction loan program 22.0% 11.1% 27.8% 19.2% 19.9%

Nationwide Branchless Deposit Franchise 21 Total Deposits – $2.0 Billion – Regional Distribution As of September 30, 2017  Nationwide consumer, small business and commercial deposit base  Scalable technology and customer convenience supported by exceptional service  Deposit relationships in all 50 states, including desirable metropolitan markets  Average consumer interest checking account balance of $16,260 far exceeds the national average $328.4 million 16.5% $164.1 million 8.2% $767.2 million 38.4% $352.2 million 17.6% $385.1 million 19.3% $1.4 million of balances in US territories/Armed Forces included in headquarters/Midwest balance

Deposit Composition  Total deposits increased $503.4 million, or 33.7%, since 3Q16  Treasury management, small business deposits and municipal deposits provide significant opportunities for increasing lower-cost deposits 22 Total Deposits - $1,997.0 Million As of September 30, 2017 Total Non-Time Deposits - $672.5 Million As of September 30, 2017 $33.7 2% $89.7 4% $49.9 3% $499.2 25% $1,324.5 66% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market accounts Time deposits $84.4 13% $187.8 28% $356.5 53% $43.8 6% Treasury management Small business Consumer Public funds

Asset Quality 23 Asset quality has improved significantly while balance sheet growth has continued on a strong upward trend NPAs / Total Assets NPLs / Total Loans Allowance for Loan Losses / NPLs Net Charge-Offs (Recoveries) / Average Loans 1.62% 0.90% 0.50% 0.37% 0.31% 0.30% 2012 2013 2014 2015 2016 3Q17 1.23% 0.37% 0.04% 0.02% 0.09% 0.14% 2012 2013 2014 2015 2016 3Q17 133.3% 293.0% 1,959.5% 5,000.6% 1,013.9% 529.2% 2012 2013 2014 2015 2016 3Q17 0.69% 0.17% 0.00% (0.07%) 0.15% 0.10% 2012 2013 2014 2015 2016 3Q17

Capital 24  Following the initial public offering in late 2013, the Company deployed capital to fund commercial loan growth, driving revenue growth and improved profitability  2016/2017 capital offerings:  2Q16: raised $22.8 million of common equity  3Q16: issued $25.0 million in publicly traded subordinated debt  4Q16: raised $23.5 million of common equity  3Q17: raised $55.0 million of common equity  Significant insider ownership ensures board, management and shareholder interests are aligned Tangible Common Equity1 Regulatory Capital Ratios 1 1 1 See Reconciliation of Non-GAAP Financial Measures $20.74 $22.24 $22.93 $23.67 $23.94 $23.04 $23.52 $24.43 $25.70 9.5% 7.9% 6.8% 7.7% 7.3% 8.1% 7.5% 6.7% 8.2% 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 TBV Per Share TCE / TA 9.9% 8.3% 7.7% 8.1% 7.6% 8.7% 8.4% 7.5% 8.9% 12.6% 10.1% 9.4% 10.7% 10.1% 11.5% 10.9% 9.7% 11.9% 13.8% 12.3% 11.4% 12.5% 13.7% 15.0% 14.2% 12.7% 14.7% 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Tier 1 Leverage Tier 1 Capital Total Capital

Efficiency Ratio < 50% Noninterest Expense / Average Assets < 1.40% ROATCE 1 12.00% ROAA 0.90% + Expected Quarterly Results at $3.8-$4.0B Enhancing franchise value 1 Operating seamlessly 2 Remaining agile 3  Remain opportunistic  Constant evolution and refinement of our business model  Add asset generation channels and diversified revenue streams  Deliver increased operating leverage, profitability and earnings growth  Maintain strict credit quality standards, enterprise risk management  Invest in people, process and technology; capitalize on our award- winning culture 1 Assumes average tangible common equity/tangible assets of 7.50%. Execution 25

Investment Summary  Strong earnings growth improving profitability  Demonstrated track record of deploying capital to fuel loan growth while maintaining strong asset quality  Investments in commercial lending platforms are producing results  Geographic and credit product diversity provide ability to generate sustained balance sheet growth  Consumer banking platform well-positioned to capitalize on changing consumer preferences  Full service, technology-driven model designated to deliver increasing efficiency  Experienced management team committed to building shareholder value 26

Reconciliation of Non-GAAP Financial Measures

Dollars in thousands	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17
Total equity - GAAP	$104,330	$107,830	$135,679	$137,154	$153,942	$157,491	$163,830	$220,867
Adjustments:								
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible common equity	$99,643	$103,143	$130,992	$132,467	$149,255	$152,804	$159,143	$216,180
Total assets - GAAP	$ 1,269,870	$ 1,527,719	$ 1,702,468	$ 1,824,196	$ 1,854,335	$ 2,052,803	$ 2,381,271	$ 2,633,422
Adjustments:								
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible assets	$ 1,265,183	$ 1,523,032	$ 1,697,781	$ 1,819,509	$ 1,849,648	$ 2,048,116	$ 2,376,584	$ 2,628,735
Common shares outstanding	4,481,347	4,497,284	5,533,050	5,533,050	6,478,050	6,497,662	6,513,577	8,411,077
Book value per common share	$23.28	$23.98	$24.52	$24.79	$23.76	$24.24	$25.15	$26.26
Effect of goodwill	(1.04)	(1.05)	(0.85)	(0.85)	(0.72)	(0.72)	(0.72)	(0.56)
Tangible book value per common share	$22.24	$22.93	$23.67	$23.94	$23.04	$23.52	$24.43	$25.70
Total shareholders' equity to assets ratio	8.22%	7.06%	7.97%	7.52%	8.30%	7.67%	6.88%	8.39%
Effect of goodwill	(0.34%)	(0.29%)	(0.25%)	(0.24%)	(0.23%)	(0.21%)	(0.18%)	(0.17%)
Tangible common equity to tangible assets ratio	7.88%	6.77%	7.72%	7.28%	8.07%	7.46%	6.70%	8.22%
Total average equity - GAAP	$103,583	$106,278	$117,913	$135,666	$135,974	$154,798	$161,228	$173,459
Adjustments:								
Average goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Average tangible common equity	$98,896	$101,591	$113,226	$130,979	$131,287	$150,111	$156,541	$168,772
Return on average shareholders' equity	8.73%	9.20%	9.67%	9.08%	10.85%	7.42%	9.95%	11.20%
Effect of goodwill	0.41%	0.43%	0.40%	0.33%	0.39%	0.23%	0.30%	0.31%
Return on average tangible common equity	9.14%	9.63%	10.07%	9.41%	11.24%	7.65%	10.25%	11.51%

27

First Internet Bancorp

Reconciliation of Non-GAAP Financial Measures 28 1 Assuming a 35% tax rate Dollars in thousands 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Net Income 2,278$ 2,432$ 2,834$ 3,098$ 3,710$ 2,832$ 4,001$ 4,895$ Adjustments: Income tax provision 1,195 1,298 1,421 1,521 1,671 1,023 1,464 1,694 Provision for loan losses 746 946 924 2,204 256 1,035 1,322 1,336 Pre-tax, pre-provision earnings 4,219$ 4,676$ 5,179$ 6,823$ 5,637$ 4,890$ 6,787$ 7,925$ Net interest income 8,568$ 9,141$ 9,306$ 10,338$ 10,904$ 11,457$ 12,974$ 14,191$ Adjustment : Fully-taxable equivalent adjustments 1 60 69 144 239 256 306 543 1,280 Net interest income - FTE 8,628$ 9,210$ 9,450$ 10,577$ 11,160$ 11,763$ 13,517$ 15,471$ Net interest margin 2.85% 2.78% 2.39% 2.42% 2.42% 2.50% 2.43% 2.31% Effect of fully-taxable equivalent adjustments 1 0.02% 0.02% 0.04% 0.05% 0.06% 0.07% 0.10% 0.21% Net interest margin - FTE 2.87% 2.80% 2.43% 2.47% 2.48% 2.57% 2.53% 2.52%

First Internet Bancorp Investor Presentation Third Quarter 2017